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                               ACC Acquisition LLC
                      c/o Dobson Communications Corporation
                         13439 North Broadway Extension
                          Oklahoma City, Oklahoma 73114

                                                  January 31, 2000

Dobson Cellular Systems, Inc.
c/o Dobson Communications Corporation
13439 North Broadway Extension
Oklahoma City, Oklahoma 73114

         Re:      Management Agreement of even date herewith
                  between Dobson Cellular Systems, Inc. ("Manager") and ACC Acquisition LLC (the "Company")
                  ---------------------------------------

Ladies and Gentlemen:

         With reference to the above-captioned Management Agreement, the parties to this letter agreement will cooperate in good faith to reach agreement on the terms of Exhibits 3(c), 4(b)(i), 4(b)(ii) and 5(e) to the Management Agreement, and they agree further that, notwithstanding anything in the Management Agreement to the contrary, Manager will not integrate the administration or operation of the Company's Cellular Systems with the Cellular Systems of Manager or any other Person unless and until the Company receives, and the Management Committee (excluding the Representatives appointed by DCC) approves in its sole discretion, the terms of such Exhibits and such integration. Capitalized terms used herein without definition have the meanings set forth in the LLC Agreement.

         This letter agreement (i) contains the entire agreement among the parties hereto as to the subject matter set forth herein, anything to the contrary in the Management Agreement notwithstanding, (ii) shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to New York's conflict of law rules, and (iii) may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties hereto may execute this letter agreement by signing any such counterpart.


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         Please confirm your agreement with the foregoing by signing below and returning one originally executed copy of this letter to the undersigned.

                                       Very truly yours,

                                       ACC ACQUISITION LLC

                                       By:  AT&T Wireless Services JV Co.


                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       By:  Dobson JV Company


                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

Accepted and agreed to by:

DOBSON CELLULAR SYSTEMS, INC.


By:
   ----------------------------
Name:
Title:



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